JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK FUNDS III	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK BOND TRUST	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK INVESTMENT TRUST

Supplement dated April 26, 2017 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective immediately, the “NET ASSET VALUE” section of the SAI for each series of the investment companies listed above (each a “Fund”) is amended and restated in its entirety as follows:

NET ASSET VALUE

The net asset value (NAV) for each class of shares of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the Funds’ Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Each class of shares of each Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. The current NAV of the Fund is available on our website at jhinvestments.com.

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the Funds’ Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are typically valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions. Special valuation considerations may apply with respect to a Fund’s “odd-lot” positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to the Funds’ pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors.

If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the Funds’ Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the fair market value of the Fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase share of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding a Fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.